                                                                   Exhibit 10.4

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          Registration Rights Agreement, dated as of December 1, 1995, by and among Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company"), and holders (each a "Holder" and collectively, the "Holders") of (i) the Company's 10-1/4% Senior Subordinated Notes (Series B), due March 15, 2004 (the "Series B Notes") and (ii) warrants to purchase shares of Class A Common Stock, par value $.01 per share, of the Company (the "Warrants").

                             W I T N E S S E T H :
                             -------------------

          Background.  This Agreement is entered into in connection with (A) the
          ----------
several Note and Warrant Purchase Agreements, dated as of December 1, 1995, among the Company and each of the purchasers, respectively (the "Purchasers") listed on Schedule I (the "Schedule of Purchasers") thereto (the "Purchase Agreement"), relating to the issuance and sale by the Company of an aggregate of U.S. $13,500,000 of the Series B Notes and Warrants to purchase an aggregate of 1,215,000 shares of the Class A Common Stock, (B) the Consent Agreement, dated as of December 1, 1995, by and among the Company and the consenting noteholders (the "Consenting Noteholders") listed in Schedule A thereto (the "Consent Agreement"), relating to the waiver of certain defaults and the consent to certain amendments to the Indenture, dated as of March 3, 1994, by and among the Company, the Guarantors (as defined therein) and Society National Bank, as trustee, as supplemented (the "Original Indenture"). In order to induce the Purchasers to enter into the Purchase Agreement and to induce the Consenting Noteholders to enter into the Consent Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the equal benefit of all Holders from time to time of Registrable Securities (as hereinafter defined). The execution and delivery of this Agreement is a condition precedent to each such Purchaser's obligation to purchase the Series B Notes and Warrants pursuant to the Purchase Agreement and each such Consenting Noteholder's obligation to deliver a waiver and consent pursuant to the Consent Agreement.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                                   ARTICLE I

          1.1.  Definitions.  The following shall have (unless otherwise
                -----------
provided elsewhere in this Registration Rights Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

          "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Connecticut. Unless specifically stated herein as a Business Day, all days referred to herein shall mean calendar days.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Holders" has the meaning set forth in the introductory paragraph hereto.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "Registrable Debt Securities" shall mean (a) the Series B Notes; (b) any other securities issued in exchange for or substitution of any Series B Notes; and (c) any securities issued or issuable with respect to the Series B Notes or any other securities issued or issuable in exchange for or substitution of any such Series B Notes in connection with a combination, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any
                                                            --------
such securities shall cease to be Registrable Debt Securities with respect to a proposed offer or sale thereof when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement or when they shall have been distributed to the

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

public pursuant to Rule 144, Rule 144A or any successor provisions under the Securities Act.

          "Registrable Equity Securities" shall mean (a) the Warrants, (b) any securities, including without limitation, any Class A Common Stock, issued or issuable upon exercise of the Warrants, (c) any securities issued or issuable with respect to the Warrants or any securities issued or issuable upon exercise of the Warrants, by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any such Registrable Equity
                             --------
Securities shall cease to be Registrable Equity Securities (i) with respect to a proposed offer or sale thereof when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) when they shall have been distributed to the public pursuant to Rule 144, Rule 144A or any successor provisions under the Securities Act, or (iii) with respect to any Warrant, if and when such Warrant is exercised or terminates by its terms without having been exercised; provided that the securities issued or issuable upon exercise of
                --------
any Warrant shall not cease to be "Registrable Equity Securities" by reason of such exercise of a Warrant.

          "Registrable Securities" shall mean, collectively, the Registrable Debt Securities and the Registrable Equity Securities.

          "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Article II or Article III hereof, including, without limitation: (i) all Commission and stock exchange or NASD registration and filing fees and expenses; (ii) all fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualification of any Registrable Security); (iii) all word processing, duplicating, printing expenses, messenger and delivery expenses; (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange or national market system on which such securities are listed; (v) all fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance);
(vi) all fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriters" required by the NASD); (vii) the reasonable fees and expenses of one counsel retained in connection with each such registration by each of the Holders of a majority of the Registrable Securities being registered; (viii) the fees and expenses of any special experts retained by the Company; (ix) fees and expenses of any other persons retained by the Company; and (x) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered. The foregoing shall not include any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities if obtained at the discretion of the Company.

          "Registration Statement" shall mean each registration statement filed with the Commission pursuant to the provisions provided herein and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Shelf Registration Statement" shall mean a "shelf" registration statement with respect to Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Underwritten Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

          "Warrants" has the meaning set forth in the introductory paragraph hereto.

          1.2.  Construction. Unless the context otherwise requires, "or" is not
                ------------
exclusive.


                                  ARTICLE II

          2.1.  Shelf Registration.  The Company shall file within 90 calendar
                ------------------
days of the date hereof one or more Shelf Registration Statements providing for the sale by the Holders of all of the Registrable Securities. The Company shall use its best efforts to have such Shelf Registration Statement declared effective by the Commission as soon as practicable after such filing. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective for a period of at least three years following the date on which such Shelf Registration Statement is initially declared effective or such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by, or appropriate under, the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder.

          2.2.  Required Registration.  (a)  From and after the expiration of
                ---------------------
the Shelf Registration Statement provided for in Section 2.1, after receipt of a written request from (x) the Holders of Registrable Equity Securities representing at least an aggregate of 50% of the total of all Registrable Equity Securities outstanding or (y) the Holders of Registrable Debt Securities representing at least an aggregate of 50% of the total of all Registrable Debt Security outstanding, requesting that the Company effect the registration of such Registrable Securities under the Securities Act, the Company shall promptly give written notice, pursuant to Section 2.2(c) hereof, to the Holders of such Registrable Equity Securities or Registrable Debt Securities, as the case may be, of the receipt of such request and each such other Holder, in lieu of exercising its rights under Section 2.3, may elect (by written notice sent to the Company within ten Business Days from the date of such Holder's receipt of the aforementioned notice) to have such Registrable Equity Securities or Registrable Debt Securities, as the case may be, held by it included in such registration thereof pursuant to this Section 2.2. Thereupon the Company shall, as expeditiously as is possible and subject to the other terms and conditions of this Agreement, file with the Commission a Registration Statement under the Securities Act in accordance with Section 2.5 covering the Registrable Securities requested to be included in such registration, and the Company will use its best efforts to cause such Registration Statement to become effective as expeditiously as practicable.

          (b)  Form of Request.  (i)  All requests for registration pursuant to
               ---------------
this Section 2.2 of any Holder shall (A) describe the number and class of Registrable Securities to be sold, (B) contain an undertaking to furnish all such information and materials of such Holder and to take all such action as may be reasonably required by such Holder in order to permit the Company to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the Registration Statement; update, to the extent required by applicable law, any information about such Holder contained in such Registration Statement during the period such Registration Statement is effective; and indicate whether such request pertains to an Underwritten Offering.

               (ii) As a condition precedent to the inclusion of Registrable Securities owned by or issuable to any Holder that has not executed a copy of this Agreement in any registration, such Holder's request for registration pursuant to this Section 2.2 shall in addition to the information required by subparagraph (i) of this subsection (b) contain an undertaking to comply with all provisions of this Agreement.

          (c)  Rights of Other Holders.  If the Company shall receive a request
               -----------------------
to file a Registration Statement pursuant to Section 2.2(a), the Company shall
(A) give written notice within 10 Business Days of such request to the other Holders of the Registrable Securities to be subject to the Registration Statement, which notice shall identify the number and type of Registrable Securities proposed to be registered by such Holder, and (B) use its best efforts to include in such offering, subject to Section 2.2(f), Registrable Securities subject to such registration as are owned by or issuable to each Holder as such Holder shall request within 20 Business Days after the date of such notice from the Company.

          (d)  Limitations on Filing.  Notwithstanding the foregoing provisions
               ---------------------
of this Section 2.2, the Company shall not be obligated to file a registration statement pursuant to this Section 2.2 during any 180 day period following the date on which a prior Registration Statement filed pursuant to this Section 2.2 becomes effective. The Company shall be obligated to effect, pursuant to this
Section 2.2, no more than two (2) registrations required to be effected by

Holders of Registrable Equity Securities and no more than two (2) registrations required to be effected by Holders of Registrable Debt Securities pursuant to this Section 2.2.

          (e)  Effective Registration Statement.  A registration requested
               --------------------------------
pursuant to this Section 2.2 will not be deemed to have been effected (i) unless it has become effective, provided that a registration which does not become
                         --------
effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Holders initiating such request shall be deemed to have been effected by the Company at the request of such Holders, unless such Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

          (f)  Underwriting Procedures.  If the Holders of a majority of the
               -----------------------
Registrable Securities subject to a registration requested pursuant this Section
2.2 so elect, the offering of all or a portion of such Registrable Securities shall be in the form of an Underwritten Offering. The managing underwriter or underwriters for such offering shall be selected by such Holders, and shall be reasonably acceptable to the Company. The Holders shall provide the Company with notice of the identity or identities of the managing underwriter or underwriters they have selected within a reasonable time prior to the commencement of the Underwritten Offering. If the managing underwriter advises in writing that, in its opinion the number of securities to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration Registrable Securities requested to be included, pro rata among the Holders thereof.
          --- ----

          2.3.  Incidental Registration.  (a) (i) If the Company at any time
                -----------------------
proposes to register any of its equity securities under the Securities Act, on its behalf and/or on behalf of any of its security holders ("the demanding security holders") (other than a registration pursuant to Section 2.1 or 2.2 or registration on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively), on a form and in a manner that would permit registration of the Registrable Equity Securities for sale to the public under the Securities Act, it will give written notice to all Holders of such Registrable Equity Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts (including, without limitation, (x) whether or not such registration will be in connection with an Underwritten Offering and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting, and (y) the price (net of underwriting commissions, discounts and the like) at which the securities are reasonably expected to be sold).

          (ii) If the Company at any time proposes to register any of its debt securities under the Securities Act, on its behalf and/or on behalf of any of its security holders ("the demanding security holders") (other than a registration pursuant to Section 2.1 or 2.2) on a form and in a manner than would permit registration of the Registrable Debt Securities for sale to the public under the Securities Act, it will give written notice to all Holders of such Registrable Debt Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts (including, without limitation, (x) whether or not such registration will be in connection with an Underwritten Offering and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting, and (y) the price (net of underwriting commissions, discounts and the like) at which the securities are reasonably expected to be sold).

          (b) Each Holder of any such Registrable Securities desiring to have Registrable Securities registered under this Section 2.3 shall advise the Company in writing within 20 Business Days after the date of such notice from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities. If, in an Underwritten Offering, the managing underwriter shall advise the Company in writing that, in its opinion, the number of securities proposed to be included in such registration must be limited due to market considerations, then the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

               (i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, and (y) second, any Registrable Securities requested to be included in such registration pro rata among the Holders thereof requesting such
                  --- ----
     registration on the basis of the number of shares of such securities requested to be included by such holders, and (z) third any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities, and

               (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration, pro rata among the holders thereof, on the
                                   --- ----
     basis of the number of shares of such securities requested to be included by such holders, (y) second, any Registrable Securities requested to be included in such registration and any other securities proposed to be sold by the Company in such registration), pro rata among the holders thereof
                                           --- ----
     requesting such registration and the Company on the basis of the number of shares of such securities requested to be included by such holders and the shares to be sold by the Company and (z) third, any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

          (c) If any registration under Sections 2.1 or 2.2 or this Section 2.3 involves an Underwritten Offering, all Holders requesting inclusion of Registrable Securities must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling security holders participating in such registration. No registration under this Section 2.3 shall relieve the Company of its obligations to effect any registration pursuant to Section 2.2 hereof.

          (d) In connection with an Underwritten Offering with respect to which Holders of Registrable Securities shall have requested registration pursuant to this Section 2.3, the Company shall have the right to select the managing underwriter. The Holders of Registrable Securities to be distributed to the underwriter or underwriters shall be parties to the underwriting agreement between the Company and such underwriter(s) and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of the Holders and the conditions precedent to the obligations of such Holders of Registrable Securities under such underwriting agreement shall be reasonably satisfactory to such Holders. Such Holders shall not be required to make any representations or warranties to the Company or its underwriter(s) other than representations or warranties regarding such Holder and such Holder's intended method of distribution, the ownership of Registrable Securities to be distributed to the underwriter or underwriters and any other information required to be included in the applicable Registration Statement in respect of such Holders pursuant to applicable law.

          (e) Notwithstanding anything in this Section 2.3 to the contrary, if, at any time after giving written notice as described in Section 2.3(a) of its intention to register securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine either not to register or to discontinue registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registrable Expenses in connection therewith).

          2.4.  Right to Review Registration Statements.  (a)  In connection
                ---------------------------------------
with the preparation and prior to the filing of each Registration Statement under the Securities Act under which Registrable Securities are or are proposed to be registered, the Company will give the holders of Registrable Securities registered under such Registration Statement, and their respective counsel and accountants, the opportunity to review and comment upon such Registration Statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

          (b) Each such Holder of Registrable Securities shall have the right to review and comment upon such Registration Statement and to request the insertion therein of material furnished to the Company in writing which in the judgment of such Holder (a "Requesting Holder") of Registrable Securities should be included;

provided, however, such information shall not be required to be included if in
--------  -------
the reasonable opinion of counsel of the Company, the inclusion of such material furnished by such Requesting Holder would be misleading or otherwise in violation of the rules and regulations of the Securities Act. Furthermore, a Requesting Holder has the right to require the deletion of any reference to such Requesting Holder by name or otherwise if such reference is not required by the Securities Act or the rules promulgated thereunder.

          (c) The Company will not file any Registration Statement (including any amendment thereto, any prospectus, any supplement thereto including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which the holders of at least a majority of the securities (including Registrable Securities) covered by such Registration Statement or the underwriter or underwriters, if any, shall reasonably object; provided that the Company may file such document in a form
                   --------
required by law or upon the advice of its counsel.

          2.5.  Registration Procedures.  In connection with the registration of
                -----------------------
any of its securities under the Securities Act effected pursuant to the requirements of this Agreement, the Company will, as expeditiously as possible and subject to the other terms and conditions of this Agreement:

          (a) notify each Holder of Registrable Securities as to the filing of a Registration Statement covering securities of that Holder, and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement;

          (b) notify each Holder of Registrable Securities covered by a Registration Statement promptly after it shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

          (c) notify each Holder of Registrable Securities covered by a Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

          (d) prepare and promptly file with the Commission amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective as required hereby and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement (including, without limitation, as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading); and, in addition, prepare and file with the Commission, promptly upon the written request of any Holder of Registrable Securities, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

          (e) furnish each Holder, as soon as available, such number of copies of each Registration Statement, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holders may from time to time reasonably request;

          (f) use its best efforts to register or qualify the securities covered by such Registration Statement under such securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that the Company shall not be
                               --------  -------
obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

          (g) in the case of the registration of the Registrable Debt Securities, the Company shall use its best efforts to qualify the indenture under which such securities were issued (the "Indenture") under the Trust Indenture Act;

          (h) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering of Registrable Equity Securities) and take such other actions as are reasonably required by the Holders of Registrable Securities or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, providing for the benefit of the Holders the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s));

          (i) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods;

          (j) advise each Holder of Registrable Securities promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

          (k) deliver an opinion of counsel for the Company in customary form and covering such matters of the type customarily covered by opinions of issuer's counsel and such other matters as the Holders of a majority of the Registrable Securities covered by a Registration Statement or the underwriters reasonably request and, in the case of an underwritten offering, deliver to the underwriters a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such letters;

          (l) prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with printed certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities; and

          (m) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          At its expense, the Company shall, in addition to the requirements of
Section 2.1 hereof, keep each Registration Statement effective until the earlier of (i) such time when all Registrable Securities covered by such Registration Statement have been sold and (ii) 90 days from the date the Registration Statement first becomes effective or such longer period as may be required by the Securities Act.

          It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder of Registrable Securities that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.

          The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement (other than pursuant to Section 2.1 hereof) otherwise required to be prepared and filed by it pursuant to this Agreement if the Company determines, in its reasonable judgment, that such registration and offering would materially and adversely interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company or would require premature disclosure thereof. The Company shall promptly give the Holders of Registrable Securities requesting registration thereof pursuant to Section 2.2 or 2.3 hereof written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, such Holders of Registrable Securities requesting registration thereof pursuant to
Section 2.2 shall have the right to withdraw the request for registration by giving written notice to the Company within 10 Business Days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Holders of Registrable Securities are entitled pursuant to Section 2.2 hereof.

          In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered thereby, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind requiring an action pursuant to Section 2.5(d) hereof, shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 2.5(d) or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Shelf Registration Statement is required to be kept effective pursuant to Section 2.1 hereof shall be extended by the number of days during the Suspension Period.

          2.6.  Expenses.  All Registrable Expenses incurred in connection with
                --------
this Agreement shall be paid by the Company.

          2.7.  Rule 144, Rule 144A.  The Company covenants that it will file
                -------------------
the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the reasonable request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable

Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements.


                                  ARTICLE III

          3.1.  Indemnification and Contribution.  (a)  In the event of any
                --------------------------------
registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder of such Registrable Securities, and each other person (including each underwriter) who participated in the offering or sale of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, and their respective directors, officers, partners, agents and affiliates (each, an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement or any part thereof under which such securities were registered under the Securities Act (including, without limitation, any documents incorporated therein by inference, any exhibits thereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Indemnified Person for any legal or any other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided,
                                                               --------
however, that the Company shall not be liable in any such case to the extent
-------
that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person specifically for use therein or in the case of any underwritten offering, so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of securities by a Holder.

          (b) Each Holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, severally, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of any statement or alleged statement in or omission or alleged omission from such Registration Statement, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company by such selling Holder expressly for use in the preparation of such Registration Statement; provided, however, that (A) the indemnifying Holder
                        --------  -------
shall not be liable in any such case to the extent that any such statement or omission is completely corrected (x) in the final prospectus, in the case of a preliminary prospectus, or (y) in an amendment or supplement to a prospectus or prospectus supplement (provided, however, that nothing in this clause (y) shall
                       --------  -------
limit the indemnifying Holder's liability with respect to sales made prior to the receipt by the Company from the indemnifying Holder of written notice of such an untrue statement or such an omission) and (B) the liability of such indemnifying Holder under this Section 3.1(b) shall be limited to the amount of proceeds received by such indemnifying Holder in the offering giving rise to the liability.

          (c) If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (d) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each prospective selling Holder's obligations to contribute as provided in this Section 3.1(c) are several in proportion to the relative value of their respective Registrable Securities covered by such Registration and are not joint.

          (e) The obligations of the Company and of each of the Holders under this Section 3.1 shall be in addition to any liability which the Company or which any of the Holders may otherwise have.

          (f)  The indemnification and contribution payments required by this
Section 3.1 shall be made by periodic payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                   ARTICLE IV

          4.1.  Miscellaneous.  (a)  No Inconsistent Agreements.  The Company
                -------------        --------------------------
will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement. The Company has not previously entered into any agreement which remains in effect with respect to any of its securities granting any registration rights to any person.

          (b)  Remedies.  Each holder of Registrable Securities, in addition to
               --------
being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless the Company has obtained the written consent of, in respect of any of the foregoing affecting the holders of Registrable Debt Securities, holders of a majority of the principal amount of Registrable Debt Securities then outstanding and, in respect of the foregoing affecting the holders of Registrable Equity Securities, holders of a majority of the shares of Registrable Equity Securities then outstanding and subject to unexercised Warrants.

          (d)  Notice Generally.  Any notice, demand, request, consent,
               ----------------
approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

               (i) If to any initial Holder of Registrable Securities, as indicated on Schedule A.

               (ii) If to any other Holder of Registrable Securities at its last known address appearing on the books of the Company maintained for such purpose.

               (iii)  If to the Company at

               Dairy Mart Convenience Stores, Inc.
               One Vision Drive
               Enfield, CT  06082
               Attention: Gregory G. Landry

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred;

provided that, except by operation of law, this Agreement may not be assigned by
--------
the Company without the prior written consent of the Holders of 66-2/3% of the Registrable Securities at the time such consent is requested. All references to "Holder" in this Agreement shall include any Person for whom the Holder is a nominee, and the benefits of and rights of this Agreement shall accrue to such Person or Persons which have a beneficial interest in the Registrable Securities and for whom the Holder is a nominee.

          (f)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  This Agreement shall be governed by the laws of
               -------------
the State of New York, without regard to the provisions thereof relating to conflict of laws.

          (h)  Severability.  Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (i)  Entire Agreement.  This Agreement, represents the complete
               ----------------
agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the Company and Purchasers have executed this Agreement as of the date first above written.


                                           DAIRY MART CONVENIENCE STORES, INC.


                                           By: /s/ Gregory Wozniak
                                              __________________________________
                                              Name:  Gregory Wozniak
                                              Title: Vice President


                                           IDS EXTRA INCOME FUND, INC.


                                           By: /s/ Leslie L. Ogg
                                              ----------------------------------
                                              Name:  Leslie L. Ogg
                                              Title: Vice President and
                                                      General Counsel


                                           SUNAMERICA LIFE INSURANCE COMPANY


                                           By: /s/ Robert Sydow
                                              ----------------------------------
                                              Name:  Robert Sydow
                                              Title: Authorized Agent


                                           TRIUMPH-CONNECTICUT LIMITED
                                            PARTNERSHIP

                                           By:
                                               its General Partner


                                               By /s/ Thomas W. Janes
                                                 ______________________________
                                                  Name: Thomas W. Janes
                                                  Title: Designated Signatory

                                   SCHEDULE A
                                   ----------


                                              Number of Class A
                         Principal Amount of  Common Shares
Name of Purchaser        Subordinated Notes   Subject to Warrants
-----------------        -------------------  -------------------
IDS Extra Income              $2,000,000              180,000
 Fund, Inc.
901 Marquette Ave.
  South
Suite 2810
Minneapolis, MN 55402

SunAmerica Life               $3,000,000              270,000
 Insurance Company
1999 Avenue of the Stars
Suite 3800
Los Angeles, CA 90067-6022
Attn:  Robert Sydow

Triumph - Connecticut         $8,500,000              765,000
Limited Partnership
60 State Street - 21st Fl.
Boston, MA 02109